EXHIBIT 10.1

FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”) is made and entered into as of May 27, 2014, and effective as of the Amendment Effective Date (as defined herein), by and among Genco Shipping & Trading Limited (“Genco”) and its undersigned subsidiaries (together with Genco, the “Company Parties”) and the undersigned Supporting Creditors (the “Amending Creditors” and, together with the Company Parties, the “Amendment Parties”).

WHEREAS, reference is made to the Restructuring Support Agreement, effective as of April 3, 2014, by and among the Supporting Creditors and the Company Parties (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Restructuring Support Agreement”);

WHEREAS, the Restructuring Support Agreement contemplates a Restructuring of the Company Parties to be implemented through a prepackaged chapter 11 plan consistent with the terms and conditions of the Restructuring Support Agreement and the Restructuring Term Sheet attached thereto (such chapter 11 plan of reorganization, the “Plan”);

WHEREAS, in accordance with the Restructuring Support Agreement, on April 21, 2014, each of the Company Parties filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (as amended, the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”);

WHEREAS, on April 25, 2014, the Bankruptcy Court entered an Order in the Company Parties’ chapter 11 cases [Docket No. 47] approving the Company Parties’ assumption of the Restructuring Support Agreement pursuant to section 365(a) of the Bankruptcy Code; and

WHEREAS, on May 23, 2014, the Bankruptcy Court ordered a schedule for confirmation of the Plan (the “Confirmation Schedule”); and

WHEREAS, the Amending Creditors and the Company Parties wish to amend the Restructuring Support Agreement in accordance with Section 18 of the Restructuring Support Agreement as set forth more fully herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein, along with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amendment Parties hereby agree as follows:

1.	Capitalized Terms. Capitalized terms used but not defined in this Amendment have the meanings ascribed to such terms in the Restructuring Support Agreement.

2.	Amendment.

a.	Section 8(e) of the Restructuring Support Agreement is hereby deleted and replaced in its entirety with the following:
“the order approving the Disclosure Statement and the solicitation procedures and confirming the Plan shall be entered (such date, the “Confirmation Date”) on or before June  27, 2014; and”.

b.	The section of the Restructuring Term Sheet located opposite the word “Rights Offering” is amended as follows:
•	the words “Some or all of the” are inserted at the beginning of the first bullet point.
•	the words “for 60 days” are stricken from the first bullet point.
•	the words “party thereto” shall be inserted in the second bullet point after the words “Supporting 2007 Facility Lenders” and after the words “Supporting Noteholders”.

3.	Consent. Each undersigned Amending Creditor hereby consents to (a) extending the Subscription Deadline (as defined in the Plan) to June 18, 2014; (b) amending the Plan to reflect the new Subscription Deadline; (c) entry into a new Equity Commitment Agreement or an amendment to the Equity Commitment Agreement dated as of April 16, 2014 that (i) reflects the new Confirmation Schedule, (ii) is consistent with the Term Sheet (as revised by this Amendment), (iii) is otherwise on terms and conditions identical to those in the Equity Commitment Agreement dated as of April 16, 2014 and (iv) has been approved by the Required Commitment Parties (as defined in the Equity Commitment Agreement).

4.	Amending Creditors’ Representations and Warranties. Each undersigned Amending Creditor, severally but not jointly, represents, warrants, and acknowledges as follows:

a.	Authority and Validity. (i) Such Amending Creditor has the power and authority to execute, deliver, and perform its obligations under this Amendment, and to consummate the transactions contemplated herein, (ii) the execution, delivery, and performance by such Amending Creditor under this Amendment and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Amending Creditor, and (iii) this Amendment has been duly executed and delivered by the Amending Creditor and constitutes the legal, valid, and binding agreement of such Amending Creditor and is enforceable against such Amending Creditor in accordance with its terms.

b.	Title. Such Amending Creditor is the legal or beneficial holder of, and has all necessary authority (including authority to bind any other legal or beneficial holder) with respect to the debt outstanding under the Debt Instruments in the aggregate principal amount set forth in Exhibit A (and in the case of a nominee, it
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has due and proper authorization to act on behalf of, and to bind, the beneficial owner of such Debt Instruments), and that its interests in such Debt Instruments are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal, or other limitation on disposition or encumbrances of any kind that would adversely affect in any way such Amending Creditor’s performance of its obligations contained in the Restructuring Support Agreement and this Amendment at the time such obligations are required to be performed; and

c.	Supporting Creditor. Such Amending Creditor is a Supporting Creditor party to the Restructuring Support Agreement (whether as an original signatory thereto or by subsequent execution and delivery of a Transferee Acknowledgement in accordance with Section 5(a) of the Restructuring Support Agreement).

5.	Company Parties’ Representations and Warranties. Each of the Company Parties hereby represents, warrants, and acknowledges that (i) it has the power and authority to execute, deliver, and perform its obligations under this Amendment, and to consummate the transactions contemplated herein, (ii) the execution, delivery, and performance by the Company Parties under this Amendment and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the applicable Company Parties, and (iii) this Amendment has been duly executed and delivered by the applicable Company Parties and constitutes the legal, valid, and binding agreement of such Company Parties and is enforceable against the Company Parties in accordance with its terms.

6.	Continued Effect of Restructuring Support Agreement. The Restructuring Support Agreement remains unchanged and in full force and effect, except as specifically amended by this Amendment and except to the extent individual holdings reflected on each Supporting Creditor’s signature page to the original Restructuring Support Agreement have changed as a result of a transfer pursuant to Section 5(a) of the Restructuring Support Agreement.

7.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

8.	Amendment Effective Date. This Amendment shall become effective as to each of the Company Parties and each Supporting Creditor under the Restructuring Support Agreement upon the execution and delivery of counterpart signatures by each of the Company Party and Amending Creditors constituting (i) Required Supporting 2007 Facility Lenders, (ii) Required Supporting $100 Million Facility Lenders, (iii) Required Supporting $253 Million Facility Lenders, and (iv) Required Supporting Noteholders (as each such term is defined in Section 7(b) of the Restructuring Support Agreement) (such date, the “Amendment Effective Date”).
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9.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. The signatures of all of the Amending Parties need not appear on the same counterpart. Delivery of an executed signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed signature page of this Amendment.

10.	No Waiver. The execution, delivery and effectiveness hereof shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Parties under the Restructuring Support Agreement.

[Signature Pages Follow]
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IN WITNESS WHEREOF, the Amending Parties have caused this FIRST AMENDMENT TO PLAN SUPPORT AGREEMENT to be duly executed as of the date above written.

GENCO SHIPPING & TRADING LIMITED

By:	/s/ John C. Wobensmith
Name: John C. Wobensmith
Title: Chief Financial Officer

GENCO ACHERON LIMITED	GENCO CHARGER LIMITED
GENCO BEAUTY LIMITED	GENCO HUNTER LIMITED
GENCO KNIGHT LIMITED	GENCO PREDATOR LIMITED
GENCO LEADER LIMITED	GENCO WARRIOR LIMITED
GENCO MUSE LIMITED	GENCO BAY LIMITED
GENCO VIGOUR LIMITED	GENCO OCEAN LIMITED
GENCO CARRIER LIMITED	GENCO AVRA LIMITED
GENCO PROSPERITY LIMITED	GENCO MARE LIMITED
GENCO SUCCESS LIMITED	GENCO SPIRIT LIMITED
GENCO WISDOM LIMITED	GENCO LORRAINE LIMITED
GENCO MARINE LIMITED	GENCO PYRENEES LIMITED
GENCO EXPLORER LIMITED	GENCO LOIRE LIMITED
GENCO PIONEER LIMITED	GENCO CLAUDIUS LIMITED
GENCO PROGRESS LIMITED	GENCO BOURGOGNE LIMITED
GENCO RELIANCE LIMITED	GENCO PICARDY LIMITED
GENCO SURPRISE LIMITED	GENCO AQUITAINE LIMITED
GENCO SUGAR LIMITED	GENCO NORMANDY LIMITED
GENCO AUGUSTUS LIMITED	GENCO AUVERGNE LIMITED
GENCO TIBERIUS LIMITED	GENCO PROVENCE LIMITED
GENCO LONDON LIMITED	GENCO ARDENNES LIMITED
GENCO TITUS LIMITED	GENCO BRITTANY LIMITED
GENCO CONSTANTINE LIMITED	GENCO LANGUEDOC LIMITED
GENCO HADRIAN LIMITED	GENCO RHONE LIMITED
GENCO COMMODUS LIMITED	GENCO INVESTMENTS LLC
GENCO MAXIMUS LIMITED	GENCO MANAGEMENT (USA) LLC
GENCO CLAUDIUS LIMITED	GENCO SHIP MANAGEMENT LLC
GENCO CHALLENGER LIMITED	GENCO RE INVESTMENTS LLC
GENCO CHAMPION LIMITED

By:	/s/ John C. Wobensmith
Name: John C. Wobensmith
Title: Chief Financial Officer

[Signature Page to First Amendment to Restructuring Support Agreement]

GENCO CAVALIER LLC
GENCO RAPTOR LLC
GENCO THUNDER LLC

By:	/s/ John C. Wobensmith
Name: John C. Wobensmith
Title: Manager

[Signature Page to First Amendment to Restructuring Support Agreement]

Alden Global Capital LLC

By:	/s/ Beth Pierce Name: Beth Pierce Title: Vice President

[Signature Page to First Amendment to Restructuring Support Agreement]

APOLLO SPECIAL OPPORTUNITIES MANAGED
 ACCOUNT, L.P.

BY: APOLLO SOMA ADVISORS, L.P., its general
 partner

BY: APOLLO SOMA CAPITAL MANAGEMENT, LLC,
 its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President and Secretary

AES (LUX) S.A R.L.

BY: APOLLO EUROPEAN STRATEGIC
 MANAGEMENT, L.P., its investment manager

BY: APOLLO EUROPEAN STRATEGIC
 MANAGEMENT GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President and Secretary

AEC (LUX) S.A R.L.

BY: APOLLO EUROPEAN CREDIT MANAGEMENT,
 L.P., its investment manager

BY: APOLLO EUROPEAN CREDIT MANAGEMENT
 GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President and Secretary

[Signature Page to First Amendment to Restructuring Support Agreement]

APOLLO CENTRE STREET PARTNERSHIP, L.P.

BY: APOLLO CENTRE STREET MANAGEMENT, LLC,
 its investment manager

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President and Secretary

ANS U.S. HOLDINGS LTD

BY: APOLLO SK STRATEGIC ADVISORS, LLC, its
 sole director

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President and Secretary

APOLLO CREDIT OPPORTUNITY FUND III LP

BY: APOLLO CREDIT OPPORTUNITY ADVISORS III
 LP, its general partner

BY: APOLLO CREDIT OPPORTUNITY ADVISORS III
 GP LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President and Secretary

[Signature Page to First Amendment to Restructuring Support Agreement]

APOLLO FRANKLIN PARTNERSHIP, L.P.

BY: APOLLO FRANKLIN ADVISORS (APO DC), L.P.,
 its general partner

BY: APOLLO FRANKLIN ADVISORS (APO DC-GP),
 LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President and Secretary

APOLLO ZEUS STRATEGIC INVESTMENTS, L.P.

BY: APOLLO ZEUS STRATEGIC MANAGEMENT,
 LLC, its investment manager

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President and Secretary

[Signature Page to First Amendment to Restructuring Support Agreement]

Bank of America, N.A.

By:	/s/ Jonathan M. Barnes Name: Jonathan M. Barnes Title: Vice President

[Signature Page to First Amendment to Restructuring Support Agreement]

Centerbridge Capital Partners II (Cayman), L.P.

Centerbridge Capital Partners SBS II (Cayman), L.P.

Centerbridge Special Credit Partners II AIV IV (Cayman), L.P.

Centerbridge Credit Partners, LP

Centerbridge Credit Partners Master, LP

By:	/s/ Bao Truong Name: Bao Truong Title: Senior Managing Director

[Signature Page to First Amendment to Restructuring Support Agreement]

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Linda R. Gianna Hasio Name: Linda R. Gianna Hasio Title: Director

[Signature Page to First Amendment to Restructuring Support Agreement]

CITIGROUP FINANCIAL PRODUCTS INC.

By:	/s/ Michael Eliason Name: Michael Eliason Title: Authorized Signatory

[Signature Page to First Amendment to Restructuring Support Agreement]

CITIBANK N.A.

By:	/s/ Michael Eliason Name: Michael Eliason Title: Attorney-In-Fact

[Signature Page to First Amendment to Restructuring Support Agreement]

Credit Value Partners, LP, for funds and accounts
 under management

By:	/s/ Donald Pollard Name: Donald Pollard Title: Authorized Signatory

[Signature Page to First Amendment to Restructuring Support Agreement]

Gracie Credit Opportunities Master Fund, LP

By:  P&S Credit Management, LP

By:	/s/ Sam Konz Name: Sam Konz Title: CFO

[Signature Page to First Amendment to Restructuring Support Agreement]

P. Gracie, Ltd

By:  P&S Credit Management, LP

By:	/s/ Sam Konz Name: Sam Konz Title: CFO

[Signature Page to First Amendment to Restructuring Support Agreement]

Kildonan Castle Global Credit Opportunity Master Fund Ltd.

By:	/s/ S. Dhulipaca Name: S. Dhulipaca Title: CIO

[Signature Page to First Amendment to Restructuring Support Agreement]

Midtown Acquisitions LP

By:	/s/ Avram Z. Friedman Name: Avram Z. Friedman Title: Manager

[Signature Page to First Amendment to Restructuring Support Agreement]

Onex Debt Opportunity Fund, Ltd.

By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Kevin Connors Name: Kevin Connors Title: Portfolio Manager

[Signature Page to First Amendment to Restructuring Support Agreement]

OCP Investment Trust

By: Onex Credit Partners, LLC, its manager

By:	/s/ Kevin Connors Name: Kevin Connors Title: Portfolio Manager

[Signature Page to First Amendment to Restructuring Support Agreement]

PANNING MASTER FUND, LP
By: Panning Capital Management, LP as investment manager

By:	/s/ William Kelly Name: William Kelly Title: COO

[Signature Page to First Amendment to Restructuring Support Agreement]

SILVER POINT CAPITAL FUND, L.P.

By:	/s/ Michael A. Gatto Name: Michael A. Gatto Title: Authorized Signatory

[Signature Page to First Amendment to Restructuring Support Agreement]

SPCP GROUP, LLC,

By:	/s/ Michael A. Gatto Name: Michael A. Gatto Title: Authorized Signatory

[Signature Page to First Amendment to Restructuring Support Agreement]

Permal Stone Lion Fund Ltd.

By:      Stone Lion Capital Partners L.P.,
Investment Manager

By:	/s/ Claudia Borg Name: Claudia Borg Title: Authorized Signatory

[Signature Page to First Amendment to Restructuring Support Agreement]

Stone Lion Portfolio L.P.
By: Stone Lion Capital Partners L.P.,
Its Investment Manager

By:	/s/ Claudia Borg Name: Claudia Borg Title: General Counsel

[Signature Page to First Amendment to Restructuring Support Agreement]

STRATEGIC VALUE MASTER FUND, LTD.

By:  Strategic Value Partners, LLC, its Investment Manager

By:	/s/ Lewis Schwartz Name: Lewis Schwartz Title: Chief Financial Officer

[Signature Page to First Amendment to Restructuring Support Agreement]

STRATEGIC VALUE SPECIAL SITUATIONS MASTER FUND II, L.P.

By:  SVP Special Situations II LLC, its Investment Manager

By:	/s/ Lewis Schwartz Name: Lewis Schwartz Title: Chief Financial Officer

[Signature Page to First Amendment to Restructuring Support Agreement]

STRATEGIC VALUE SPECIAL SITUATIONS MASTER FUND III, L.P.

By:  SVP Special Situations III LLC, its Investment Manager

By:	/s/ Lewis Schwartz Name: Lewis Schwartz Title: Chief Financial Officer

[Signature Page to First Amendment to Restructuring Support Agreement]

STRATEGIC VALUE SPECIAL SITUATIONS OFFSHORE FUND III-A, L.P.

By: SVP Special Situations III-A LLC its Investment Manager

By:	/s/ Lewis Schwartz Name: Lewis Schwartz Title: Chief Financial Officer

[Signature Page to First Amendment to Restructuring Support Agreement]

MAP 139 SEGREGATED PORTFOLIO OF LMA SPC
By:            Vendor Capital Management LP
Its:            Investment Adviser

By:	/s/ Michael J. Wartell Name: Michael J. Wartell Title: Co-Chief Investment Officer

[Signature Page to First Amendment to Restructuring Support Agreement]

VENDOR CAPITAL MASTER FUND LTD
By:            Vendor Capital Management LP
Its:            Investment Manager

By:	/s/ Michael J. Wartell Name: Michael J. Wartell Title: Co-Chief Investment Officer

[Signature Page to First Amendment to Restructuring Support Agreement]

ADVANTAGE OPPORTUNITIES FUND, L.P.

By:	/s/ Irvin Schlussel
Name:             Irvin Schlussel
Title:                Managing Partner

[Signature Page to First Amendment to Restructuring Support Agreement]

BROWNSTONE INVESTMENT GROUP, LLC

By:	/s/ Douglas Lowey
Name:             Douglas Lowey
Title:                CEO

[Signature Page to First Amendment to Restructuring Support Agreement]

FIDELITY ADVISOR SERIES I FUND; FIDELITY ADVISOR LEVERAGED
 COMPANY STOCK FUND

By:	/s/ Joseph Zambello
Name:             Joseph Zambello
Title:                Deputy Treasurer

[Signature Page to First Amendment to Restructuring Support Agreement]

FIDELITY SECURITIES FUND; FIDELITY LEVERAGED COMPANY STOCK FUND

By:	/s/ Joseph Zambello
Name:             Joseph Zambello
Title:                Deputy Treasurer

[Signature Page to First Amendment to Restructuring Support Agreement]

NEW GENERATION ADVISORS, LLC

By:	/s/ Johan D. Goedkoop
Name:             Johan D. Goedkoop
Title:                Vice President

[Signature Page to First Amendment to Restructuring Support Agreement]

JLP CREDIT OPPORTUNITY MASTER FUND LTD.

By:            Phoenix Investment Adviser, LLC, its Investment Manager

By:	/s/ Jeff Peskind
Name:             Jeff Peskind
Title:                CIO

[Signature Page to First Amendment to Restructuring Support Agreement]

JLP STRESSED CREDIT FUND LP

By:            Phoenix Investment Adviser, LLC, its Investment Manager

By:	/s/ Jeff Peskind
Name:              Jeff Peskind
Title:                CIO

[Signature Page to First Amendment to Restructuring Support Agreement]

WILFRID ADVISORS AG

By:	/s/ Nicholas W. Walsh
Name:             Nicholas W. Walsh
Title:                President

[Signature Page to First Amendment to Restructuring Support Agreement]

BNP PARIBAS

By:	/s/ Eric Eugène
Name: Eric Eugène
Title:  Global Head of Transportation Group

By:	/s/ Patricia Lormeau
Name: Patricia Lormeau
Title:

[Signature Page to First Amendment to Restructuring Support Agreement]

Credit Agricole Corporate and Investment Bank

By:	/s/ Michael Choina
Name: Michael Choina
Title:  Director

By:	/s/ Eden Rahman
Name: Eden Rahman
Title:  Associate

[Signature Page to First Amendment to Restructuring Support Agreement]

Deutsche Bank AG Filiale Deutschlandgeschäft

By:	/s/ K. Seefeld
Name: K. Seefeld
Title:  Director

By:	/s/ Bastian Duhmert
Name: Bastian Duhmert
Title:  Director

[Signature Page to First Amendment to Restructuring Support Agreement]

DVB Bank SE

By:	/s/ Joachim Götz
Name: Joachim Götz
Title:  Vice President

By:	/s/ Bianca Blum
Name: Bianca Blum
Title:  Vice President

[Signature Page to First Amendment to Restructuring Support Agreement]

Skandinaviska Enskilda Banken AB (publ).

By:	/s/ Ame Juell-Skielse
Name: Arne Juell-Skieise
Title:

By:	/s/ Jan Dachién
Name: Jan Dachién
Title:

[Signature Page to First Amendment to Restructuring Support Agreement]

Credit Agricole Corporate and Investment Bank

By:	/s/ Michael Choina
Name: Michael Choina
Title:  Director

By:	/s/ Eden Rahman
Name: Eden Rahman
Title:  Associate

[Signature Page to First Amendment to Restructuring Support Agreement]

Skandinaviska Enskilda Banken AB (publ).

By:	/s/ Bjarte Böe
Name: Bjarte Böe
Title:

Skandinaviska Enskilda Banken AB (publ).

By:	/s/ Magnus Rundgren
Name: Magnus Rundgren
Title:

[Signature Page to First Amendment to Restructuring Support Agreement]

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title:  Vice President

By:	/s/ Alex Aupoix
Name: Alex Aupoix
Title:  Managing Director

[Signature Page to First Amendment to Restructuring Support Agreement]